                                                                  Exhibit 10.4.2


                                                                  EXECUTION COPY


                            AMENDMENT NO. 2 TO THE
                               CREDIT AGREEMENT



                                           Dated as of December 1, 1997


      AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Agreement") between
                                                     ---------
PIMCO ADVISORS L.P., a Delaware limited partnership (the "Borrower"), the
                                                          --------
banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITICORP
                                                       -------
USA, INC., as agent (the "Agent") for the Lenders.
                          -----


      PRELIMINARY STATEMENTS:

      (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of April 12, 1996 (as amended to date, the "Credit
                                                               ------
Agreement"). Capitalized terms not otherwise defined in this Amendment have the
---------
same meanings as specified in the Credit Agreement.

      (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

      SECTION 1.  Amendment to Credit Agreement.  Section 5.02(d) of the Credit
                  -----------------------------
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the ratio ".67 to 1" and substituting therefor the ratio "2 to 1".

      SECTION 2. Conditions of Effectiveness. This Amendment is subject to the
                 ---------------------------
provisions of Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date first above written when, and only when the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment when the Agent shall have additionally received a certificate signed by a duly authorized officer of the Borrower stating that:

             (a) The representations and warranties contained in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

             (b) No event has occurred and is continuing that constitutes a Default.










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                                       2

          SECTION 3. Representations and Warranties of the Borrower. The
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Borrower represents and warrants as follows:

          (a) The Borrower has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the Borrower's partnership powers, have been duly authorized by all necessary partnership action and do not contravene (i) the Partnership Agreement or
     (ii) law or any contractual restriction binding on or affecting Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (e) There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Notes or the Credit Agreement, as amended hereby.

          SECTION 4. Reference to and Effect on the Credit Agreement and the
                     -------------------------------------------------------
Notes.
------

          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
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                                       3

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement nor constitute a waiver of any provision of the Credit Agreement.

          SECTION 5.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            PIMCO ADVISORS L.P.


                                            By  /s/ ROBERT M. FITZGERALD
                                               ---------------------------------
                                                Title: Sr. V.P.-CFO


                                            CITICORP USA, INC.,
                                            as Agent and as Lender


                                            By
                                               ---------------------------------
                                               Title:

CERTIFICATE OF OFFICER OF PIMCO ADVISORS L.P.

     I, Robert M. Fitzgerald, Senior Vice President and Chief Financial Officer of PIMCO Advisors L.P. hereby certify that:


(i) the representations and warranties contained in Section 3 of that certain Amendment No. 2 to the Credit Agreement, dated as of April 12, 1996 among the Partnership as Borrower, CITICORP USA, INC. as agent and certain lenders a party thereto are true and correct on and as of the date of this certificate as though made on and as of this date; and

(ii) No event has occurred and is continuing that constitutes a Default (as such term is defined in such Credit Agreement).



                           /s/ ROBERT M. FITZGERALD
                           -------------------------------------------------
                           Robert M. Fitzgerald
                           Senior Vice President and Chief Financial Officer


November 25, 1997